Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of GeneDx Holdings Corp. (the “registrant”) on Form 10-K for the fiscal year ended December 31, 2025, as filed with the Securities and Exchange Commission (the “Report”), I, Katherine Stueland, Chief Executive Officer of the registrant, certify, pursuant to 18 U.S.C. §1350, as added by §906 of the Sarbanes-Oxley Act of 2002, that:
1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant as of and for the period covered by the Report.

Date: February 23, 2026	By:	/s/ Katherine Stueland
Katherine Stueland
Chief Executive Officer (Principal Executive Officer)